RESTRICTED STOCK	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
RESTRICTED STOCK [Abstract]
RESTRICTED STOCK

12.

RESTRICTED STOCK

During the nine months ended September 30, 2013, the Company recognized $20,000 of expense related to 84,000 shares of restricted stock that vested on July 1, 2013 and $10,000 on 105,263 shares of restricted stock that was issued on July 1, 2013 as noted below.

In July 2013, in accordance with the 2006 Equity Incentive Plan (the "Plan"), one of the Company's non-employee directors and Chairman of the audit committee received an automatic grant of 105,263 shares of restricted stock for board service. The value of the restricted stock, $40,000 will be recognized as expense over the one year vesting period.

There was $30,000 unrecognized share-based compensation expense from unvested restricted stock as of September 30, 2013.

15.

RESTRICTED STOCK

The Company recognized share-based compensation expense related to stock grants, issued per the terms of the 2006 Equity Incentive Plan, as amended, of $15,000, $190,000 and $178,436 for the years ended December 31, 2012, 2011 and 2010, respectively net of cancellations/forfeitures. The following table summarizes non-vested restricted stock and the related activity for the years ended December 31, 2012, 2011 and 2010:

	Shares	Weighted Average Grant- Date Fair Value
Non-vested at December 31, 2009	547,559	$0.45
Granted	153,225	$1.24
Vested	(431,280)	$0.46
Non-vested at December 31, 2010	269,504	$0.89
Granted	259,258	$0.54
Vested	(211,365)	$1.13
Non-vested at December 31, 2011	317,397	$0.52
Granted	80,000	$0.50
Vested	(132,213)	$0.49
Cancellations and forfeitures	(185,184)	$0.54
Non-vested at December 31, 2012	80,000	$0.47

Total unrecognized share-based compensation expense from non-vested restricted stock at December 31, 2012 was $20,000 which is expected to be recognized over 0.5 years. The above grants relate to various directors and director advisors accepting such grants as outlined in Note 16.